U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 09, 2012

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The annual meeting of shareholders of Emeritus Corporation (the “Company”) was held on May 09, 2012 (the “2012 Annual Meeting”).  At the 2012 Annual Meeting, the Company’s shareholders voted on the following matters with the following voting results:

1.	Election of three directors nominated by the Company’s Board of Directors (the “Board of Directors”) to serve until the Company’s 2015 Annual Meeting of Shareholders.

Nominee	For	Withhold	Broker Non-vote
Class I
H.R. Brereton Barlow	37,338,861	198,344	2,653,036
Stuart Koenig	37,337,063	200,142	2,653,036
Robert E. Marks	37,338,559	198,646	2,653,036

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2012.

For	Against	Abstain	Broker Non-vote
40,165,025	24,756	460	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 10, 2012		EMERITUS CORPORATION

	By:	/s/ Robert C. Bateman
Robert C. Bateman, Executive Vice President—Finance
and Chief Financial Officer